UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, Wisconsin 53202

(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick

Trust for Advised Portfolios

2020 East Financial Way, Suite 100

Glendora, CA 91741

(Name and address of agent for service)

(626) 914-7385

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

Annual Report

December 31, 2019

Miller Opportunity Trust

Class A  LGOAX

Class C  LMOPX

Class FI  LMOFX

Class R  LMORX

Class I  LMNOX

Class IS  MVISX

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the Miller Opportunity Trust will send a notice, either by mail or e-mail, each time an updated report is available on the Fund's website (www.millervaluefunds.com). Investors enrolled in electronic delivery will receive the notices by e-mail, with links to the updated report and will not need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notices in the mail.

All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge. Contact your financial intermediary to make this election, or direct investors can call 1-888-593-5110.

Table of contents

Miller Opportunity Trust
Manager commentary	1
Fund at a glance	9
Fund expenses	10
Fund performance	12
Schedule of investments	13
Statement of assets and liabilities	16
Statement of operations	18
Statements of changes in net assets	19
Financial highlights	20
Notes to financial statements	26
Report of independent registered public accounting firm	38
Approval of investment advisory agreement	40
Additional information	42
Privacy notice	45
Directory of Fund's service providers	Back Cover

Miller Opportunity Trust 2019 Annual Report

Miller Opportunity Trust manager commentary (unaudited)

"Oh, take your time, don't live too fast
Troubles will come and they will pass"

   — "Simple Man" by Lynyrd Skynyrd

Opportunity Trust ended the year with a bang. For the fourth quarter, the Fund (Class I) was up 18.84%, more than doubling the S&P 500's 9.07% return. After lagging the market earlier in the year, the fourth quarter boost took the Fund ahead for the 1-year period where it gained 34.30%, outpacing the S&P's 31.49% return.

Average Annual Total Returns and Expenses (%) as of 12/31/2019

	Without Sales Charges
	YTD	1 Yr	3 Yr	5 Yr	10 Yr	Inception[1]	Inception Date
Class A	33.94	33.94	15.02	8.80	11.91	17.85	2/3/2009
Class C	32.94	32.94	14.16	8.00	11.06	6.43	12/30/1999
Class FI	33.84	33.84	14.97	8.76	11.85	6.34	2/13/2004
Class R	33.57	33.57	14.68	8.48	11.50	4.90	12/28/2006
Class I	34.30	34.30	15.31	9.11	12.23	7.47	6/26/2000
Class IS	34.47	34.47	—	—	—	-1.24	8/22/2018
S&P 500	31.49	31.49	15.27	11.70	13.56	6.07	—
	With Max Sales Charges
	YTD	1 Yr	3 Yr	5 Yr	10 Yr	Inception
Class A	26.26	26.26	12.76	7.53	11.25	17.21	2/3/2009
Class C	31.94	31.94	14.16	8.00	11.06	6.43	12/30/1999

1  S&P 500 since inception return represented from 12/30/99, the Fund's oldest share class.

Gross (Net) Expenses (%): Class A 1.40 (1.40); Class C 2.14 (2.14); Class FI 1.42 (1.42); Class R 1.68% (1.68%); Class I 1.16 (1.15), and Class IS 1.10% (1.06%). Miller Value Partners, LLC (the "Adviser") has contractually agreed to waive a portion or all of the management fees payable to it by the Fund and/or to pay the Fund's operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses (other than interest expense, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses, and acquired fund fees and expenses) to 1.20% for Class A, 1.97% for Class C, 1.26% for Class FI, 1.55% for Class R, 0.93% for Class I, and 0.83% for Class IS through April 30, 2021. Net expense ratios are current to the most recent prospectus dated 4/30/19 and are applicable to investors.

Performance shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than the original cost. Class A shares have a maximum front-end sales charge of 5.75%. Class C shares have a one-year contingent deferred sales charge (CDSC) of 1.0%. If sales charges were included, performance shown would be lower. Total returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Total return figures are based on the NAV per share applied to shareholder subscriptions and redemptions, which may differ from the NAV per share disclosed in Fund shareholder reports. Performance would have been lower if fees had not been waived in various periods. YTD is calculated from January 1 of the reporting year. All classes of shares may not be available to all investors or through all distribution channels. For the most recent month-end information, please call 888-593-5110.

What changed to cause such a dramatic move? The short answer: a sentiment shift driven by lower perceived risk due to greater monetary liquidity. The Fed

Miller Opportunity Trust 2019 Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

gradually shifted from increasing rates in December 2018 to pausing early in 2019 to cutting rates from July through October. The yield curve's inversion caused much angst about the looming risk of a recession. Easing rates allowed the yield curve to reinvert in October. While the consumer remained strong throughout, signs of improving business activity emerged late in the year. The market quickly recovered from last year's sharp selloff but cautious sentiment prevailed until sometime in September when the market interpreted the economic improvements as evidence the economy would continue to grow and the bull market was safe. Cyclicals and value stocks benefited as money flowed away from more defensive names.

We saw similar market moves in 2011 and in late 2015/early 2016 when the market also feared an end to the economic cycle. The market was wrong then too. Each pullback was a buying opportunity.

While at first pass, it may seem sensible to sell cyclical stocks when you're worried about a recession, I think that knee-jerk reaction will prove misguided in the long run for many stocks. Cyclical stock valuations have mostly remained depressed during this bull market run because financial crisis wounds have made people continually fearful about the risk of losing money in a downturn. At the same time, many of these companies have improved their underlying business, given what they experienced and learned in the crisis, which reduces risk in the next recession.

For instance, during the 2016 pullback, it looked to me like airline share prices already discounted a recession. I think the next recession will look very different for airlines than historical ones when airlines hemorrhaged cash and bankruptcies ensued. Yes, they are still cyclical and earnings will likely decline in a recession, but the starting level of profits and free cash flow are so much higher that even comparable levels of volatility could leave them with profits. Importantly, the balance sheets and management behavior are also much better. Delta, for instance, has a great shot at being profitable in the next recession. The airlines still trade at the same valuations they have historically, despite much stronger free cash flow generation, better returns on capital, and significant capital return to shareholders. I think improved performance in the next recession might be the thing that finally convinces the market that the improved economics can be sustained and that these companies deserve better valuations.

When I told Bill perhaps a recession would be beneficial for the airlines for this reason, he told me I was wrong because they would trade down a lot in the interim while the market figures it out. He's certainly right about that. But in the long term, I think any recessionary selloff would likely provide a great buying opportunity before the market finally assigns them multiples higher than historic ones.

Miller Opportunity Trust 2019 Annual Report

A similar situation likely occurs with the big banks, which have far lower risk than they did prior to the financial crisis. Banks hold far more capital today than before the crisis. In 2007, bank capital amounted to just over 11% of risk-weighted assets. Today, at just shy of 16%, it's nearly 45% greater. For the big banks, the magnitude of improvement surpasses those levels. Bank of America took its Tier 1 Capital ratio from 6.9% in 2007 to 12.9% at the end of the third quarter, a 600 basis point improvement (+87%). JP Morgan and Citigroup increased theirs roughly the same amount as well1. Even more importantly, the vast majority of capital consists of common equity and the banks hold highly liquid securities due to new standards resulting from the crisis. No wonder JP Morgan CEO Jamie Dimon refers to his as a "fortress balance sheet."

The big banks appear to be managing credit risk better as well. Credit costs remain near historically low levels. While JP Morgan remained profitable throughout the financial crisis, others have improved underwriting to fare better in the future. Bank of America, for instance, focuses on "responsible growth". Now it lends to its own customers with tighter underwriting standards and avoids buying loans in the secondary market giving it more control over its credit risks.

People seem to forget that there's a relatively recent precedent for banks outperforming in a recessionary bear market. The banks outperformed after the tech bubble burst. Over the long term, valuations and fundamentals matter more than simple narratives and rules of thumbs. Yet people continue to sell "cyclicals" every time we get a macro fear surge. It's easy to see why Peter Lynch nailed it when he said that people lost more money from fear of a recession than from a recession itself.

During the financial crisis, bears would criticize banks by saying the regulatory new limits would render them like utilities. They would be tightly controlled with little growth potential and low returns. Yet utilities provide investors exactly what they currently demand: low earnings volatility. The S&P Utility Index trades at almost 19x 2019 earnings despite returns on capital of merely 12%. Our big banks trade for 10-13x earnings with superior returns. The best-in-class (JPM) earns 15% return on equity and 17% return on tangible common equity. Bank of America and Citigroup's returns are a few hundred basis points lower but improving quickly. I sure hope those bears prove right eventually and the market values banks like utilities! In the meantime, they offer significant opportunity for patient investors.

As a result of the financial crisis trauma, people continue to demand low volatility and limited downside. Ironically, strategies for achieving lower volatility seem to actually result in greater volatility. Everyone simultaneously rushes for the exit at

1  JPM: 2007 8.4% to Q319 14.1%; C: 2007 7.1% to Q319 13.2%

Miller Opportunity Trust 2019 Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

any hint of risk. Valuations reflect this supply demand imbalance. Simply put, we are in a market where stability is valued more dearly than potential. And volatility is often the price you pay for returns.

We believe there is great opportunity to take the other side of this trade. We aim to be patient, long term and valuation-oriented. We focus on the gap between fundamentals and expectations. We believe this approach has enabled us to be a top-performing fund since the financial crisis1 and continues to offer promising returns.

Early in the last decade, people loved "global cyclicals," like energy and materials stocks, that had benefitted massively from the huge growth in China in the prior decade. Many investors took new interest in these areas and we were criticized for having little exposure. But long-term history showed poor returns on capital. The huge boom attracted massive amounts of capital and price levels reflected the strong recent history. The huge influx of capital did indeed earn subpar returns on capital. Market prices suffered. Today, energy represents the lowest proportion of the S&P in its history. Rearview mirror investing results in serious accidents!

We're likely to experience a recession sometime in the next decade (though Australia's 28-year recession-free run shows this is no guarantee). If we reflect back on the past decade in 2030, my guess is that cyclicals will have provided better returns than defensive/stable stocks due to starting prices and the changes I've discussed. The expectations piece of the fundamentals versus expectations equation is often overlooked, yet just as crucial to returns.

Opportunity Trust crossed its 20 year anniversary at the end of December 2019. We are proud to reach this milestone by outperforming the S&P 500 since inception. We continue to be excited about the prospects for our companies and we thank our investors for their continued support.

Samantha McLemore, CFA January 14, 2020

Supplemental Questions:

What is the Fund's investment strategy?

The Fund seeks long-term growth of capital. The Fund normally invests in securities, derivatives, and other financial instruments that, in the portfolio managers' opinion, offer the opportunity for long-term growth of capital. The portfolio managers exercise a flexible strategy when selecting investments, not

1  The Miller Opportunity Fund was in the top 1% among 5397 Morningstar US equity funds since the 3/9/09 marketing low through 12/31/19.

Miller Opportunity Trust 2019 Annual Report

limited by investment style or asset class. The investment strategy typically involves identifying instances where the manager believes the capital markets have mispriced investment opportunities and exploiting price discrepancies and inefficiencies in the market. The Fund may invest in the common stock of U.S. and foreign securities, debt securities, derivatives and other financial instruments. The Fund may also engage to a substantial degree in short sales of securities and other instruments, and can borrow money for investment purposes in amounts up to 10% of its net assets, a practice known as "leveraging." Although the portfolio managers consider ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Fund, such securities may include investments rated below investment grade, commonly known as "junk" bonds, and unrated securities.

What were the overall conditions during the Fund's reporting period?

All major indices and asset classes had a strong 2019. The Nasdaq Composite finished the year up 36.7% followed by the S&P500 gaining 31.5% and the Dow Jones Industrial Average closing out the year with 25.3% return. All eleven sectors in the S&P 500 posted positive returns for the year, with Information Technology and Communication Services gaining the most with returns of 50.3% and 32.7%, respectively. Size and returns exhibited a positive correlation as large-caps continued to outperform mid-caps which beat small-cap names. Specifically, the large-cap Russell 1000 Index gained 31.4%, ahead of the Russell MidCap Index's 30.5% rise for the year followed by the small-cap Russell 2000 Index's 25.5% return. Growth stocks outperformed value stocks with the Russell 1000 Growth returning 36.4% compared with the Russell 1000 Value Index's gain of 26.5% over the year. Bonds lagged stocks, with the Barclays U.S. Aggregate underperforming all equity benchmarks with an 8.7% return. Long-dated US Treasuries performed better with the Barclays Long-Term Treasury Index gaining 15.1%. Commodities gained, with the Bloomberg Commodity Index rising 5.4% while the dollar gained 0.22% lagging gold's rise of 15.5%. Oil prices rose 34.5%. All major developed countries ended the year up in local currency terms, with the US being the best market with a total return of 31.5%. Emerging market countries had a strong year with Russia and Brazil posting the largest gains in local currency terms, 38.5% and 31.6%, respectively.

How did we respond to these changing market conditions?

We continue to find attractive opportunities in the market, as such, the Fund initiated 13 new positions and eliminated 11. This activity was driven by bottom-up stock selection, as opposed to a wholesale shift in strategic portfolio positioning. The Fund continues to monetize volatility in the market by paring back winners and adding to names where the market doesn't appropriately reflect the embedded intrinsic value. The Fund continues to be attractive relative to the S&P 500 benchmark, with a Price-to-Earnings at 10.7x versus the S&P 500's 19.1x.

Miller Opportunity Trust 2019 Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

What were the leading contributors to performance?

RH (RH), Avon Products Inc. (AVP) and OneMain Holdings Inc. (OMF) were the top contributors for the year based on contribution to total return.

What were the leading detractors from performance?

Mallinckrodt plc (MNK), Teva Pharmaceutical (TEVA) and Baidu Inc (BIDU) were the top detractors for the year based on contribution to total return.

Were there any significant changes to the Fund during the reporting period?

As discussed above, during the year we initiated 13 new positions while eliminating 11 holdings, bringing the Fund's total names to 40 as of December 31. The Fund's top 10 represent 37.4% of total assets compared to 22.7% for the index, and maintained its meaningful active share of 96.8%. The manager provides a quarterly letter discussing portfolio changes at http://millervaluefunds.com.

The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. An investor cannot invest directly in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of NASDAQ securities and it includes over 3,000 stocks. The Dow Jones Industrial Average (DJIA) is an unmanaged index composed of 30 blue-chip stocks, each with annual sales exceeding $7 billion. The DJIA is price-weighted, reflects large-cap companies representative of U.S. industry, and historically has moved in tandem with other major market indexes, such as the S&P 500. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell Midcap Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Barclays U.S. Aggregate Bond Index tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and nonconvertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The Barclays Long-Term Treasury Index includes publicly issued U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. An investor cannot invest directly in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges. The Bloomberg Commodity Index is a

Miller Opportunity Trust 2019 Annual Report

highly liquid and diversified benchmark for commodity investments. Price-to-Earnings is the market price per share divided by earnings per share. Positive correlation describes the relationship between two variables which change together. The Russell 2000 index measures the performance of the 2,000 smallest-cap companies in the Russell 3000 Index. Free cash flow is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures. Basis point is one hundredth of one percent. Active share is a measure of the percentage of stock holdings in a manager's portfolio that differs from the benchmark index. Return on equity is calculated by dividing net income by shareholders' equity and is a measure of financial performance. The S&P 500 Utility Index is comprised of companies in the S&P 500 Index that are classified in the GICS® utilities sector.

Must be preceded or accompanied by a current prospectus.

The views expressed are those of the portfolio managers as of the date indicated, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed.

Discussions of individual securities are intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended and should not be relied upon as the basis for anyone to buy, sell or hold any security. Portfolio holdings and sector allocations may not be representative of the portfolio manager's current or future investment and are subject to change at any time. Please refer to the schedule of investments in this report for complete holdings information.

Morningstar Absolute Rankings represent a fund's total return rank relative to all Morningstar U.S. equity funds, which includes funds in the Large Blend, Large Growth, Large Value, Mid-Cap Blend, Mid-Cap Growth, Mid-Cap Value, Small Blend, Small Growth and Small Value Morningstar Categories. The highest percentile rank is 1 and the lowest is 100. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees. Morningstar ranked the Miller Opportunity Trust Class I in the top 14%, 51% and 44% out of 6833, 6264, and 5493 U.S. Equity funds for the one-, five- and ten-year periods ending 12/31/19, respectively. ©2020 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content

Miller Opportunity Trust 2019 Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Real estate investment trusts (REITs) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, and risks associated with small and mid-cap investments. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Investments in MLP securities are subject to unique risks, including the risks of MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Short selling is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. High yield bonds are subject to greater price volatility, illiquidity, and possibility of default. As a non-diversified Fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund's losses from events affecting a particular issuer. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Earnings growth is not representative of the Fund's future performance.

The Miller Value Funds are distributed by Quasar Distributors, LLC.

Miller Opportunity Trust 2019 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund's investment as of December 31, 2019 and December 31, 2018. The Fund is actively managed. As a result, the composition of the Fund's investments is subject to change at any time.

Miller Opportunity Trust 2019 Annual Report

Fund expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2019 and held for the six months ended December 31, 2019.

Actual Expenses

The table below titled "Based on total actual return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical Example for Comparison Purposes

The table below titled "Based on hypothetical actual return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Miller Opportunity Trust 2019 Annual Report

Based on total actual return1

	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	16.47%	$1,000.00	$1,164.70	1.45%	$7.92
Class C	16.04	1,000.00	1,160.40	2.20	11.96
Class FI	16.49	1,000.00	1,164.90	1.51	8.22
Class R	16.36	1,000.00	1,163.60	1.74	9.50
Class I	16.68	1,000.00	1,166.80	1.19	6.49
Class IS	16.74	1,000.00	1,167.40	1.07	5.84

Based on hypothetical actual return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,017.89	1.45%	$7.38
Class C	5.00	1,000.00	1,014.13	2.20	11.15
Class FI	5.00	1,000.00	1,017.61	1.51	7.66
Class R	5.00	1,000.00	1,016.43	1.74	8.85
Class I	5.00	1,000.00	1,019.22	1.19	6.05
Class IS	5.00	1,000.00	1,019.81	1.07	5.44

1  For the six months ended December 31, 2019.

2  Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value or does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CSDC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Miller Opportunity Trust 2019 Annual Report

Fund performance (unaudited)

Historical Performance

Value of $10,000 invested in

Class A Shares of Miller Opportunity Trust vs. S&P 500 Index† — December 2009 - December 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†  Hypothetical illustration of $10,000 invested in Class A shares of Miller Opportunity Trust on December 31, 2009, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2019. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Miller Opportunity Trust 2019 Annual Report

Schedule of investments

December 31, 2019

Miller Opportunity Trust

Security	Shares	Value
Common Stocks — 104.7%
Communication Services — 8.0%
Interactive Media & Services — 5.6%
Eventbrite Inc., Class A Shares	1,700,000	$34,289,000	*
Facebook Inc., Class A Shares	290,000	59,522,500	*(a)
Total Interactive Media & Services		93,811,500
Media — 2.4%
Discovery Inc., Class A Shares	1,240,000	40,597,600	*
Total Communication Services		134,409,100
Consumer Discretionary — 24.3%
Household Durables — 3.3%
Lennar Corp., Class A Shares	1,000,000	55,790,000	(a)
Internet & Direct Marketing Retail — 15.2%
Alibaba Group Holding Ltd. — ADR	225,000	47,722,500	*
Amazon.com Inc.	35,000	64,674,400	*(a)
Farfetch Ltd.	4,100,000	42,435,000	*
Quotient Technology Inc.	5,000,000	49,300,000	*(b)
Stitch Fix Inc., Class A Shares	2,000,000	51,320,000	*
Total Internet & Direct Marketing Retail		255,451,900
Leisure Products — 2.9%
Peloton Interactive Inc.	1,700,000	48,280,000	*
Specialty Retail — 2.9%
RH	230,000	49,105,000	*(a)
Total Consumer Discretionary		408,626,900
Consumer Staples — 3.7%
Personal Products — 3.7%
Medifast Inc.	560,000	61,364,800
Total Consumer Staples		61,364,800
Energy — 0.7%
Oil, Gas & Consumable Fuels — 0.7%
Centennial Resource Development Inc/DE, Class A Shares	900,000	4,158,000	*
Energy Transfer LP	600,000	7,698,000
Total Oil, Gas & Consumable Fuels		11,856,000
Total Energy		11,856,000
Financials — 19.9%
Banks — 9.7%
Bank of America Corp.	1,650,000	58,113,000
Citigroup Inc.	600,000	47,934,000
JPMorgan Chase & Co.	410,000	57,154,000
Total Banks		163,201,000
Consumer Finance — 3.8%
OneMain Holdings Inc.	1,500,000	63,225,000	(a)

Miller Opportunity Trust 2019 Annual Report

Schedule of investments (cont'd)

December 31, 2019

Miller Opportunity Trust

Security	Shares	Value
Insurance — 6.4%
Brighthouse Financial Inc.	1,450,000	$56,883,500	*
Genworth Financial Inc., Class A Shares	11,500,000	50,600,000	*(a)
Total Insurance		107,483,500
Total Financials		333,909,500
Health Care — 26.0%
Biotechnology — 10.0%
Alexion Pharmaceuticals Inc.	300,000	32,445,000	*
Flexion Therapeutics Inc.	2,900,000	60,030,000	*(b)
Intrexon Corp.	5,000,000	27,400,000	*
ZIOPHARM Oncology Inc.	10,000,000	47,200,000	*(b)
Total Biotechnology		167,075,000
Health Care Providers & Services — 5.7%
CVS Health Corp.	600,000	44,574,000	(a)
Tivity Health Inc.	2,500,000	50,862,500	*(b)
Total Health Care Providers & Services		95,436,500
Pharmaceuticals — 10.3%
Bausch Health Cos Inc.	2,400,000	71,808,000	*(a)
Endo International PLC	10,000,000	46,900,000	*(a)
Teva Pharmaceutical Industries Ltd. — ADR	5,600,000	54,880,000	*
Total Pharmaceuticals		173,588,000
Total Health Care		436,099,500
Industrials — 13.1%
Airlines — 8.8%
American Airlines Group Inc.	2,100,000	60,228,000	(a)
Delta Air Lines Inc.	900,000	52,632,000	(a)
United Continental Holdings Inc.	400,000	35,236,000	*(a)
Total Airlines		148,096,000
Commercial Services & Supplies — 4.3%
ADT Inc.	9,100,000	72,163,000	(a)
Total Industrials		220,259,000
Information Technology — 9.0%
Semiconductors & Semiconductor Equipment — 8.5%
Micron Technology Inc.	1,000,000	53,780,000	*
NXP Semiconductors NV	420,000	53,449,200
QUALCOMM Inc.	400,000	35,292,000
Total Semiconductors & Semiconductor Equipment		142,521,200
Software — 0.5%
GTY Technology Holdings Inc.	1,500,000	8,835,000	*
Total Information Technology		151,356,200
Total Common Stocks (Cost — $1,710,520,327)		1,757,881,000

Miller Opportunity Trust 2019 Annual Report

Miller Opportunity Trust

Security			Shares	Value
Investment Fund — 0.8%
Pangaea One, LP			1	$14,104,024	(b)(c)(d)(e)
Total Investment Fund (Cost — $33,975,945)				14,104,024
	Expiration Date	Exercise Price
Warrants — 0.4%
GTY Technology Holdings Inc.	Feb. 19, 2024	$11.50	482,500	274,977	*
ZIOPHARM Oncology Inc.	Jul. 26, 2024	7.00	3,787,879	6,032,197	*(b)(c)(d)(e)
Total Warrants (Cost — $1,678,957)				6,307,174
Total Investments — 105.9% (Cost — $1,746,175,229)				1,778,292,198
Liabilities in Excess of Other Assets — (5.9)%				(98,335,214)
Total Net Assets — 100.0%				$1,679,956,984

ADR — American Depositary Receipt

*  Non-income producing security.

(a)  All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(b)  In this instance, as defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2019, the total cost of investments in Affiliated Companies was $238,885,001 and the market value was $227,528,721. (See Note 8).

(c)  Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 2).

(d)  Restricted security (See Note 9).

(e)  Illiquid security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley International, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2019 Annual Report

Statement of assets and liabilities

December 31, 2019

Assets:
Investments in unaffiliated securities, at value (Cost $1,507,290,228)	$1,550,763,477
Investments in affiliated securities, at value (Cost $238,885,001)	227,528,721
Cash	3,225,165
Receivable for securities sold	10,455,808
Receivable for Fund shares sold	894,446
Dividends and interest receivable	1,163,738
Prepaid expenses	64,813
Total Assets	1,794,096,168
Liabilities:
Line of credit payable (Note 6)	105,000,000
Payable for securities purchased	5,561,193
Payable for Fund shares repurchased	868,933
Investment management fee payable	1,095,145
Distribution and service fees payable	689,756
Interest payable	303,261
Accrued other expenses	620,896
Total Liabilities	114,139,184
Total Net Assets	$1,679,956,984
Net Assets:
Paid-in capital	$1,752,626,714
Total accumulated loss	(72,669,730)
Total Net Assets	$1,679,956,984

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2019 Annual Report

Statement of assets and liabilities (cont'd)

December 31, 2019

Net Assets:
Class A	$705,372,182
Class C	$216,364,168
Class FI	$14,026,498
Class R	$7,121,502
Class I	$736,467,362
Class IS	$605,272
Shares Outstanding:
Class A	24,446,005
Class C	8,060,983
Class FI	471,621
Class R	247,175
Class I	23,397,482
Class IS	19,205
Net Asset Value:
Class A (and redemption price)	$28.85
Class C (redemption price * and offering price per share)	$26.84
Class FI (redemption price and offering price per share)	$29.74
Class R (redemption price and offering price per share)	$28.81
Class I (redemption price and offering price per share)	$31.48
Class IS (redemption price and offering price per share)	$31.52
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$30.61

*  Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2019 Annual Report

Statement of operations

For the Year Ended December 31, 2019

Investment Income:
Dividends from unaffiliated investments (Net of foreign tax of $102,844)	$18,047,312
Dividends from affiliated investments	547,210
Interest from affiliated investments	16,097
Total Investment Income	18,610,619
Expenses:
Investment management fee (Note 3)	11,674,748
Distribution fees (Note 5)	5,653,968
Interest expense (Note 6)	4,281,361
Shareholder servicing fee (Note 5)	1,092,182
Administration and fund accounting fees (Note 3)	809,232
Transfer agent expenses (Note 3)	371,635
Registration fees	155,258
Shareholder reports	114,407
Custody fees (Note 3)	87,904
Legal fees	25,121
Audit and tax fees	20,606
Insurance	16,746
Miscellaneous expenses	16,666
Trustees' fees (Note 3)	12,000
Compliance fees (Note 3)	13,341
Total Expenses	24,345,175
Less: Fee waivers and/or expense reimbursement (Note 3)	(150,225)
Net Expenses	24,194,950
Net Investment Income	(5,584,331)
Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net Realized Gain (Loss) From:
Investments in unaffiliated securities	(43,609,387)
Investments in affiliated securities	(8,857,100)
Net Realized Loss	(52,466,487)
Net Change in Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	432,722,282
Investments in affiliated securities	59,007,515
Net Change in Unrealized Appreciation (Depreciation)	491,729,797
Net Gain on Investments	439,263,310
Increase in Net Assets from Operations	$433,678,979

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2019 Annual Report

Statements of changes in net assets

For the Year Ended December 31,	2019	2018
Operations:
Net investment loss	$(5,584,331)	$(11,763,865)
Net realized loss	(52,466,487)	(62,053,957)
Change in unrealized appreciation (depreciation)	491,729,797	(92,725,217)
Increase (Decrease) in Net Assets from Operations	433,678,979	(166,543,039)
Fund Share Transactions (Note 7):
Net proceeds from sale of shares	611,530,990	465,820,678
Cost of shares repurchased	(683,295,174)	(455,008,633)
Increase (Decrease) in Net Assets from Fund Share Transactions	(71,764,184)	10,812,045
Increase (Decrease) in Net Assets	361,914,795	(155,730,994)
Net Assets:
Beginning of year	1,318,042,189	1,473,773,183
End of year	$1,679,956,984	$1,318,042,189

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2019 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended

December 31:

Class A Shares	2019	2018	2017	2016	2015
Net asset value, beginning of year	$21.54	$23.88	$18.96	$19.01	$18.92
Income (loss) from operations:
Net investment income (loss)[1]	0.00[2]	(0.13)	(0.14)	(0.09)	(0.10)
Net realized and unrealized gain (loss)	7.31	(2.21)	5.06	0.04[3]	0.19
Total income (loss) from operations	7.31	(2.34)	4.92	(0.05)	0.09
Net asset value, end of year	$28.85	$21.54	$23.88	$18.96	$19.01
Total return[4]	33.94%[5]	-9.80%[5]	25.95%	-0.26%[5]	0.48%[5]
Net assets, end of year (000s)	$705,372	$221,842	$266,560	$216,974	$249,577
Ratios to average net assets:
Gross expenses[6]	1.47%	1.39%	1.34%	1.31%	1.19%
Net expenses[6]	1.47[7]	1.39[7]	1.34[7]	1.31	1.19
Net investment income (loss)	0.02	(0.49)	(0.64)	(0.52)	(0.47)
Portfolio turnover rate	35%	30%	120%	85%[8]	16%

1  Per share amounts have been calculated using the average shares method.

2  Amount is less than $0.01 per share.

3  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

4  Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

5  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 33.89%, -9.84% and -0.37% and 0.42% for December 31, 2019, 2018, 2016 and 2015, respectively.

6  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

7  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.20% of average net assets of Class A shares. Interest expenses were 0.28% and 0.21% and 0.16% for the years ended December 31, 2019, 2018 and 2017, respectively. Excluding interest, the expense ratios were 1.19%, 1.18% and 1.18% for the years ended December 31, 2019, 2018 and 2017, respectively (see Note 3).

8  Excludes securities delivered as a result of a redemption in-kind.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2019 Annual Report

For a share of beneficial interest outstanding throughout each year ended

December 31:

Class C Shares	2019	2018	2017	2016	2015
Net asset value, beginning of year	$20.19	$22.55	$18.04	$18.23	$18.27
Income (loss) from operations:
Net investment loss[1]	(0.29)	(0.30)	(0.29)	(0.21)	(0.23)
Net realized and unrealized gain (loss)	6.94	(2.06)	4.80	0.02[2]	0.19
Total income (loss) from operations	6.65	(2.36)	4.51	(0.19)	(0.04)
Net asset value, end of year	$26.84	$20.19	$22.55	$18.04	$18.23
Total return[3]	32.94%[4]	-10.47%[4]	25.00%	-1.04%[4]	-0.22%[4]
Net assets, end of year (000s)	$216,364	$559,251	$694,001	$657,038	$864,654
Ratios to average net assets:
Gross expenses[5]	2.22%	2.13%	2.11%	2.09%	1.95%
Net expenses[5]	2.22[6]	2.13[6]	2.11[6]	2.09	1.95
Net investment loss	(1.25)	(1.24)	(1.42)	(1.30)	(1.21)
Portfolio turnover rate	35%	30%	120%	85%[7]	16%

1  Per share amounts have been calculated using the average shares method.

2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 32.69%, -10.51%, -1.15% and -0.27% for the years ended December 31, 2019, 2018, 2016 and 2015, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.97% of average net assets of Class C shares. Interest expenses were 0.28%, 0.21% and 0.16% for the years ended December 31, 2019, 2018 and 2017, respectively. Excluding interest, the expense ratios were 1.94%, 1.92% and 1.95% for December 31, 2019, 2018 and 2017, respectively (see Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2019 Annual Report

Financial highlights (cont'd)

For a share of beneficial interest outstanding throughout each year ended

December 31:

Class FI Shares	2019	2018	2017	2016	2015
Net asset value, beginning of year	$22.22	$24.64	$19.57	$19.62	$19.54
Income (loss) from operations:
Net investment loss[1]	(0.09)	(0.14)	(0.16)	(0.10)	(0.10)
Net realized and unrealized gain (loss)	7.61	(2.28)	5.23	0.05[2]	0.18
Total income (loss) from operations	7.52	(2.42)	5.07	(0.05)	0.08
Net asset value, end of year	$29.74	$22.22	$24.64	$19.57	$19.62
Total return[3]	33.84%[4]	-9.82%[4]	25.91%	-0.25%[4]	0.41%[4]
Net assets, end of year (000s)	$14,026	$13,278	$24,394	$22,474	$43,464
Ratios to average net assets:
Gross expenses[5]	1.53%	1.41%	1.39%	1.35%	1.22%
Net expenses[5]	1.53[6]	1.41[6]	1.39[6]	1.35	1.22
Net investment loss	(0.34)	(0.53)	(0.70)	(0.56)	(0.47)
Portfolio turnover rate	35%	30%	120%	85%[7]	16%

1  Per share amounts have been calculated using the average shares method.

2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 33.71%, -9.90%, -0.36% and 0.36% for December 31, 2019, 2018, 2016 and 2015, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.26% of average net assets of Class FI shares. Interest expenses were 0.28%, 0.21% and 0.16% for the years ended December 31, 2019, 2018 and 2017, respectively. Excluding interest, the expense ratios were 1.25%, 1.20% and 1.23% for December 31, 2019, 2018 and 2017, respectively (see Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2019 Annual Report

For a share of beneficial interest outstanding throughout each year ended

December 31:

Class R Shares	2019	2018	2017	2016	2015
Net asset value, beginning of year	$21.57	$23.98	$19.10	$19.21	$19.18
Income (loss) from operations:
Net investment loss[1]	(0.14)	(0.21)	(0.21)	(0.15)	(0.16)
Net realized and unrealized gain (loss)	7.38	(2.20)	5.09	0.04[2]	0.19
Total income (loss) from operations	7.24	(2.41)	4.88	(0.11)	0.03
Net asset value, end of year	$28.81	$21.57	$23.98	$19.10	$19.21
Total return[3]	33.57%[4]	-10.05%[4]	25.55%	-0.57%[4]	0.16%[4]
Net assets, end of year (000s)	$7,122	$5,778	$8,367	$7,708	$7,864
Ratios to average net assets:
Gross expenses[5]	1.76%	1.67%	1.66%	1.66%	1.52%
Net expenses[5]	1.76[6]	1.67[6]	1.66[6]	1.66	1.52
Net investment loss	(0.54)	(0.79)	(0.97)	(0.86)	(0.80)
Portfolio turnover rate	35%	30%	120%	85%[7]	16%

1  Per share amounts have been calculated using the average shares method.

2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 33.43%, -10.13%, -0.68% and 0.10% for December 31, 2019, 2018, 2016 and 2015, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.55% of average net assets of Class R shares. Interest expenses were 0.28%, 0.21% and 0.16% for December 31, 2019, 2018 and 2017, respectively. Excluding interest, the expense ratios were 1.48%, 1.46% and 1.50% for December 31, 2019, 2018 and 2017, respectively (see Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2019 Annual Report

Financial highlights (cont'd)

For a share of beneficial interest outstanding throughout each year ended

December 31:

Class I Shares	2019	2018	2017	2016	2015
Net asset value, beginning of year	$23.44	$25.91	$20.53	$20.51	$20.36
Income (loss) from operations:
Net investment income (loss)[1]	0.01	(0.07)	(0.09)	(0.06)	(0.05)
Net realized and unrealized gain (loss)	8.03	(2.40)	5.47	0.08[2]	0.20
Total income (loss) from operations	8.04	(2.47)	5.38	0.02	0.15
Net asset value, end of year	$31.48	$23.44	$25.91	$20.53	$20.51
Total return[3]	34.30%[4]	-9.53%[4]	26.21%	0.10%[4]	0.74%[4]
Net assets, end of year (000s)	$736,467	$517,820	$480,451	$388,872	$1,081,646
Ratios to average net assets:
Gross expenses[5]	1.23%	1.15%	1.12%	1.05%	0.94%
Net expenses[5]	1.21[6]	1.14[6]	1.09[6]	1.05	0.94
Net investment income (loss)	0.02	(0.23)	(0.39)	(0.30)	(0.21)
Portfolio turnover rate	35%	30%	120%	85%[7]	16%

1  Per share amounts have been calculated using the average shares method.

2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 34.17%, -9.61%, -0.05% and 0.69% for December 31, 2019, 2018, 2016 and 2015, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to 0.93% of average net assets of Class I shares. Interest expenses were 0.28%, 0.21% and 0.16% for December 31, 2019, 2018 and 2017, respectively. Excluding interest, the net expense ratios were 0.93% for the years ended December 31, 2019, 2018 and 2017 (see Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2019 Annual Report

For a share of beneficial interest outstanding throughout each period ended

December 31:

Class IS Shares	2019	2018*
Net asset value, beginning of period	$23.44	$32.06
Income (loss) from operations:
Net investment income[1]	0.23	0.01
Net realized and unrealized gain (loss)	7.85	(8.63)
Total gain (loss) from operations	8.08	(8.62)
Net asset value, end of period	$31.52	$23.44
Total return[2]	34.47%	-26.89%
Net assets, end of period (000s)	$605	$73
Ratios to average net assets:
Gross expenses[3]	1.13%	1.09%[5]
Net expenses[3]	1.09[4]	1.05[4,5]
Net investment income	0.81	0.09[5]
Portfolio turnover rate	35%	30%[6]

*  Commenced operations on August 22, 2018.

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

3  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

4  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to 0.83% of average net assets of Class IS shares. Interest expenses were 0.26% for the year ended December 31, 2019 and 0.22% (annualized) for the period ended December 31, 2018. Excluding interest, the net expense ratios were 0.83% for the year ended December 31, 2019 and period ended December 31, 2018 (see Note 3).

5  Annualized.

6  Portfolio turnover rate reported is for the fiscal year of the Fund.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2019 Annual Report

Notes to financial statements

1. Organization

Miller Opportunity Trust (the "Fund") is a separate non-diversified investment series of the Trust for Advised Portfolios (the" Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund converted to the Trust on February 24, 2017, and was previously organized in the Legg Mason Investment Trust as the Legg Mason Opportunity Trust (the "Predecessor Fund"). The Fund seeks to provide long-term growth of capital.

2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Topic 946. The presentation of financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a) Investment valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices quoted. Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. These investments are categorized as Level 1 of the fair value hierarchy. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by Miller Value Partners, LLC (the

Miller Opportunity Trust 2019 Annual Report

"Adviser") under procedures established by and under the general supervision and responsibility of the Board.

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical investments. An active market for a security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.). Other inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the fair values of the Fund's consolidated investments in each category investment type as of December 31, 2019:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments*
Common Stocks	$1,757,881,000	$—	$—	$1,757,881,000
Investment Fund	—	—	14,104,024	14,104,024
Warrants	274,977	—	6,032,197	6,307,174
Total Investments	$1,758,155,977	$—	$20,136,221	$1,778,292,198

*  See Schedule of Investments for additional detailed categorizations.

Miller Opportunity Trust 2019 Annual Report

Notes to financial statements (cont'd)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Common Stock*	Investment Fund	Warrant
Balance at December 31, 2018	$6,375,001	$16,505,499	$4,602,273
Realized gain (loss)	—	35,638[1]	—
Warrants exercised	14,345,349	—	(2,943,833)
Sales/Partnership distributions	—	(2,564,557)	—
Change in unrealized appreciation (depreciation)[2]	15,037,228	127,444	4,373,757
Transfer into (Transfer out of) Level 3	(35,757,578)	—	—
Balance at December 31, 2019	$—	$14,104,024	$6,032,197
Change in unrealized appreciation (depreciation) for Level 3 securities held at December 31, 2019	$—	$127,444	$4,854,439

*  Transfer made out of Level 3 to Level 1 relates to the registration of Ziopharm Oncology common stock and removal of any trading restrictions.

1  This amount is included in net realized gain (loss) from investment transactions in affiliates in the accompanying Statement of Operations.

2  This amount is included in the change in net unrealized appreciation (depreciation) in affiliates in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques and unobservable inputs used to determine the fair value of Level 3 investments:

	Value at December 31, 2019	Valuation Technique(s)	Unobservable Input(s)	Range / Weighted Average	Impact to Valuation from an Increase in Input*
Limited Partnership Interests	$14,104,024	NAV of Limited Partnership Interest	Liquidity Discount	10%	Decrease
Warrant	$6,032,197	Black-Scholes Model	Liquidity Discount	35%	Decrease

*  This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which

Miller Opportunity Trust 2019 Annual Report

is marked-to-market to reflect the current market value of the option purchased. If the purchased options expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(g) Federal and other taxes. It is the Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund's financial statements.

Miller Opportunity Trust 2019 Annual Report

Notes to financial statements (cont'd)

Management has analyzed the Fund's tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2019, no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of December 31, 2019, open tax years for the Fund include the tax years ended December 31, 2016, December 31, 2017 and December 31, 2018.

The Fund was notified in 2017 of a tax lien filed by the Internal Revenue Service related to a previous holding. No liability for the lien has been recorded as it is currently under appeal. If the appeal is unsuccessful, the Fund has also received indemnification from previous management for any tax, penalties, or interest related to the matter.

The Fund holds interests in certain securities that are treated as partnerships for Federal income tax purposes. These entities may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund's taxable income or tax liability for prior taxable years could be adjusted as a result of such an audit. The Fund may be required to pay a fund-level tax as a result of such an adjustment or may pay a "deficiency dividend" to its current shareholders in order to avoid a fund-level tax associated with the adjustment. The Fund could also be required to pay interest and penalties in connection with such an adjustment. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

3. Investment management agreement and other transactions with affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $100.0 million	1.000%
Next $2.5 billion	0.750
Next $2.5 billion	0.700
Next $2.5 billion	0.675
Over $7.6 billion	0.650

Miller Opportunity Trust 2019 Annual Report

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services") serves as the Fund's administrator & fund accountant and transfer agent. The officers of the Trust are employees of Fund Services. U.S Bank, N.A. serves as the Fund's custodian. Quasar Distributors, LLC ("Quasar"), an affiliate to Fund Services, acts as the Fund's distributor and principal underwriter. For the year ended December 31, 2019, the Fund incurred the following expenses for administration & fund accounting, transfer agent, custody and compliance fees:

Administration & fund accounting	$809,232
Transfer agent	$371,635
Custody	$87,904
Compliance	$13,341

At December 31, 2019, the Fund had payables due to Fund Services for administration & fund accounting, transfer agent, custody and compliance fees in the following amounts:

Administration & fund accounting	$209,610
Transfer agent	$96,427
Custody	$15,400
Compliance	$3,266

The above payable amounts are included in Accrued other expenses in the Statement of assets and liabilities.

The Independent Trustees were paid $12,000 for their services and reimbursement of travel expenses during the year ended December 31, 2019. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

Effective February 27, 2017, the Adviser has contractually agreed to reduce fees and pay expenses (other than interest, commissions, taxes, acquired fund fees and expenses, and extraordinary expenses) so that total annual operating expenses do not exceed the levels set forth below. This expense limitation cannot be terminated prior to April 30, 2020, and has been extended through April 30, 2021. The Predecessor Fund did not have expense limitations.

Class A	Class C	Class FI	Class R	Class I	Class IS
1.20%	1.97%	1.26%	1.55%	0.93%	0.83%

The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within 36 months of the reimbursement date if the class's total annual operating expenses have fallen to a level below the

Miller Opportunity Trust 2019 Annual Report

Notes to financial statements (cont'd)

expense limitation ("expense cap") in effect at the time the fees were earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the class's total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2019, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by the Adviser and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class I	Class IS
Expires December 31, 2020	$—	$—	$—	$—	$158,192	$—
Expires December 31, 2021	—	—	—	—	60,942	14
Expires December 31, 2022	—	—	—	—	150,152	73
Total	$—	$—	$—	$—	$369,286	$87

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, the Fund's Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applied to those purchases of Class A shares in excess of $1,000,000 and the initial sales charge is waived. These purchases do not incur an initial sales charge.

For the year ended December 31, 2019, Quasar did not retain sales charges on sales of Class A shares. In addition, for the year ended December 31, 2019, CDSCs paid to Quasar for Class C shares totaled $13,769.

4. Investments

During the year ended December 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$573,548,574
Sales	671,055,082

5. Class specific expenses

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively.

Miller Opportunity Trust 2019 Annual Report

The Fund also has arrangements with various parties to provide ongoing sub-transfer agent services for each share class. Service and/or distribution fees and sub-transfer agent fees are accrued daily and paid monthly or quarterly.

For the year ended December 31, 2019, class specific expenses were as follows:

	Distribution Fees	Shareholder Servicing Fees
Class A	$995,731	$278,764
Class C	4,590,448	281,722
Class FI	34,909	17,059
Class R	32,880	6,756
Class I	—	507,881
Class IS	—	—
Total	$5,653,968	$1,092,182

6. Lines of Credit

The Fund may borrow for investment purposes, also known as "leveraging" from a $150,000,000 line of credit ("Leveraging Credit Agreement") with the Bank of Nova Scotia. This Leveraging Credit Agreement renews daily for a 180-day term unless notice to the contrary is given to the Fund. Leverage is the ability to earn a return on a capital base that is larger than the Fund's net assets. Use of leverage can magnify the effects of changes in the value of the Fund's investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. The Fund pays a monthly commitment fee at an annual rate of 0.10% on the unutilized portion of the Leveraging Credit Agreement. However, the commitment fee will be waived when 50% of the line of credit is drawn. The interest on the borrowings under this Leveraging Credit Agreement is calculated at variable rates based on the prevailing LIBOR rate plus a spread. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund's custodian on behalf of the Bank of Nova Scotia. The Fund's Leveraging Credit Agreement contains customary covenants that, among other things, may limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Leveraging Credit Agreement may be subject to early termination under certain events and may contain other provisions that could limit the Fund's ability to utilize borrowing under the agreement.

Miller Opportunity Trust 2019 Annual Report

Notes to financial statements (cont'd)

The Fund also has access to a $50 million unsecured line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly.

	Bank of Nova Scotia	U.S. Bank
Maximum available credit	$150,000,000	$50,000,000
Largest amount outstanding on an individual day	142,000,000	1,827,000
Average daily loan outstanding	141,898,630	648,625
Interest expense	4,280,577	784
Loan outstanding as of December 31, 2019	105,000,000	—
Average Interest rate	2.97%	5.38%

7. Shares of beneficial interest

At December 31, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with no par value. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold*	17,488,313	$435,867,039	3,608,173	$96,341,514
Shares repurchased	(3,339,847)	(83,813,697)	(4,473,529)	(109,482,270)
Net increase (decrease)	14,148,466	$352,053,342	(865,356)	$(13,140,756)
Class C
Shares sold	624,133	$14,592,677	1,106,547	$26,969,508
Shares repurchased*	(20,260,857)	(470,840,420)	(4,188,234)	(102,195,937)
Net decrease	(19,636,724)	$(456,247,743)	(3,081,687)	$(75,226,429)
Class FI
Shares sold	51,032	$1,326,535	56,400	$1,496,655
Shares repurchased	(177,083)	(4,504,944)	(448,880)	(11,234,320)
Net decrease	(126,051)	$(3,178,409)	(392,480)	$(9,737,665)
Class R
Shares sold	28,287	$714,716	53,527	$1,423,311
Shares repurchased	(48,976)	(1,240,576)	(134,620)	(3,480,593)
Net decrease	(20,689)	$(525,860)	(81,093)	$(2,057,282)

Miller Opportunity Trust 2019 Annual Report

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class I
Shares sold	5,843,587	$158,562,138	11,992,448	$339,489,690
Shares repurchased	(4,539,695)	(122,895,537)	(8,438,903)	(228,615,513)
Net increase	1,303,892	$35,666,601	3,553,545	$110,874,177
Class IS
Shares sold	16,086	$467,885	3,119	$100,000
Shares repurchased	—	—	—	—
Net increase	16,086	$467,885	3,119	$100,000
Total increase (decrease)	(4,315,020)	$(71,764,184)	(863,952)	$10,812,045

*  15,917,032 Class C shares converted into 14,851,182 Class A shares, amounting to $367,433,871, during the year ended December 31, 2019. Class C shares of the Fund automatically convert to Class A shares after they have been held for 10 years.

8. Transactions with affiliated companies

An "Affiliated Company", as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company's outstanding voting securities or partnership interests at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2019:

	Flexion Therapeutics Inc.	Pangaea One, LP	Quotient Technology Inc.[1]	Tivity Health Inc.[1]	ZIOPHARM Oncology Inc.	Total
Value at December 31, 2018	$21,508,000	$16,505,499	$43,788,000	$—	$18,092,437	$99,893,936
Purchases/ warrants exercised	15,309,408	—	8,835,106	54,731,957	11,401,516	90,277,987
Sales / Partnership Distributions	(5,807,853)	(2,564,557)	—	(5,453,382)	(6,743,433)	(20,569,225)
Change in Unrealized Gain (Loss)	31,052,687	127,444	(3,323,106)	2,383,162	36,542,936	66,783,123
Realized Gain (Loss) on Sales / Distributions	(2,032,242)	35,638	—	(799,237)	(6,061,259)	(8,857,100)
Value at December 31, 2019	$60,030,000	$14,104,024	$49,300,000	$50,862,500	$53,232,197	$227,528,721
Amortization, Dividend, Interest Income	$—	$563,307	$—	$—	$—	$563,307

1  Quotient Technology Inc. and Tivity Health Inc. were not affiliated companies at December 31, 2018 but were affiliated companies at December 31, 2019.

9. Restricted securities

The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Miller Opportunity Trust 2019 Annual Report

Notes to financial statements (cont'd)

Security	Cost	Value at December 31, 2019	Percent of Net Assets	Open Commitments
Pangaea One, LP1	$33,975,945	$14,104,024	0.8%	$729,365[2]
Ziopharm Oncology Inc. (Warrant)[3]	$1,177,758	$6,032,197	0.3%	N/A

1  Acquisition dates were 5/08, 8/08, 10/08, 12/08, 2/09, 5/09, 8/09, 11/09, 3/10, 7/10, 1/11, 2/11, 4/11, 8/11, 10/11, 1/12,4/12, 5/12, 6/12, 8/12, 12/12, 5/13, 6/13, 9/13, 3/14, 8/14 and 10/14.

2  In the normal course of operations, the Fund makes commitments to invest in businesses. At December 31, 2019, the Fund had open commitment of $729,365.

3  Acquisition date was 7/26/19.

10. Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Fund's distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund's distributor at the close of the transaction, subject to Board approval.

11. Income tax information and distributions to shareholders

The Fund did not make any distributions during the year ended December 31, 2019 or the fiscal year ended December 31, 2018.

At December 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of investments	$1,736,442,522
Unrealized appreciation	316,530,784
Unrealized depreciation	(274,681,108)
Net unrealized appreciation	$41,849,676
Capital loss carryover	(114,360,260)
Other book/tax temporary differences(a)	(159,146)
Total accumulated loss	$(72,669,730)

(a)  Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

Miller Opportunity Trust 2019 Annual Report

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2019, the following reclassifications have been made:

	Total Accumulated Earnings (Loss)	Paid-in Capital
(a)	$6,785,690	$(6,785,690)

(a)  Reclassifications are due to the difference between the estimated and actual tax return of capital amount and book/tax differences in the treatment of net operating losses, partnership investments, passive foreign investment companies and expired capital loss carryforwards.

At December 31, 2019, the Fund had capital loss carryforwards, which reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Not Subject to Expiration
Short-Term	Long-Term	Total
$17,609,800	$96,750,460	$114,360,260

Miller Opportunity Trust 2019 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of Miller Opportunity Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Miller Opportunity Trust, a series of shares of beneficial interest in Trust for Advised Portfolios (the "Fund"), including the schedule of investments, as of December 31, 2019, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or period noted in the table below, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the years or period as noted in the table below, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the years in the two-year period ended December 31, 2016 were audited by other auditors whose report dated February 17, 2017, expressed an unqualified opinion on such financial highlights.

Class	Statements of Changes In Net Assets and Financial Highlights Presented
Class A Class C Class FI Class R Class I	The statements of changes in net assets for the two-year period ended December 31, 2019 and the financial highlights for each of the years in the three-year period ended December 31, 2019.
Class IS	The statements of changes in net assets and the financial highlights for the year ended December 31, 2019 and for the period August 22, 2018 (commencement of operations) to December 31, 2018.

Basis for Opinion

These financial statements are the responsibility of the Fund' management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United

Miller Opportunity Trust 2019 Annual Report

States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, other appropriate parties, and brokers, or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania
March 02, 2020

Miller Opportunity Trust 2019 Annual Report

Approval of investment advisory agreement for Miller Opportunity Trust (unaudited)

At a meeting held on August 13 and 14, 2019, the Board of Trustees (the "Board") of Trust for Advised Portfolios (the "Trust"), including all Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, considered and approved the continuance of the investment advisory agreement ("Advisory Agreement") with Miller Value Partners, LLC ("Miller" or the "Adviser"), for the Miller Opportunity Trust (the "Fund"). Ahead of the August meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board's determinations.

In considering the continuance of the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

•  In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser's specific responsibilities in all aspects of the day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of Miller, including information regarding its compliance program, chief compliance officer, and compliance record and its disaster recovery/business continuity plan. The Board also considered the prior relationship between Miller and the Trust, as well as the Board's knowledge of the Adviser's operations, and noted that during the course of the prior year it had met with the Adviser in person to discuss fund performance and investment outlook, as well as various marketing and compliance topics, including the Adviser's risk management process. The Board concluded that Miller had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board's view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

Miller Opportunity Trust 2019 Annual Report

•  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis and in comparison to its peer group, relevant benchmark index, and a comparable composite of accounts managed by the Adviser. The Board considered that the Fund had (i) outperformed relative to its peer group median/average as of June 30, 2019 for the three-, five- and ten-year periods and underperformed for the one-year period, and (ii) outperformed relative to its benchmark index as of June 30, 2019 for the three-year period, was in line for the ten-year period, and underperformed for the one- and five-year periods. The Board noted that the Fund had achieved more than ten calendar years of performance results.

•  The Trustees also reviewed the cost of the Adviser's services, and the structure and level of advisory fees payable by the Fund, including a comparison of those fees to fees charged by a peer group of funds. The Board noted that the Adviser had contractually agreed to maintain annual expense caps for each of the Fund's classes. The Board noted that, although the Fund's advisory fee and net expense ratio were higher than the peer group median and average, both were well within the peer group range. After reviewing the materials that were provided, the Trustees concluded that the fees to be received by Miller were fair and reasonable.

•  The Trustees considered that, in addition to Miller's commitment to maintain its cap on the Fund's expense ratio, Miller's advisory fee schedule includes breakpoints, which allow for economies of scale to be shared through reductions in the advisory fee as Fund assets grow.

•  The Trustees considered the profitability of Miller from managing the Fund. In assessing Miller's profitability, the Trustees reviewed Miller's financial information that was provided in the materials and took into account both the direct and indirect benefits to Miller from managing the Fund. The Trustees concluded that Miller's profits from managing the Fund were not excessive and, after a review of the relevant financial information, Miller appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Miller Opportunity Trust 2019 Annual Report

Additional information (unaudited)

December 31, 2019

Proxy Voting Policies and Procedures

You may obtain a description of the Fund's proxy voting policy and voting records, without charge, upon request by contacting the Funds directly at 1-888-593-5110 or on the EDGAR Database on the SEC's website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund's Form N-PX is available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Quarterly Form N-Q Portfolio Schedule

The Fund files its complete portfolio schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31,2019). The Fund's Form N-Q or Part F of Form N-PORT are available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room. For information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

Qualified Dividend Income/Dividends Received Reduction

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 0%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2019 was 0%.

Miller Opportunity Trust 2019 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Insurance Acquisition Corp., Director (February 2019 — present); Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions (2009 — 2012)	1	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 — 2016)
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 — 2014).	1	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	1	None
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman, President and Principal Executive Officer	Trustee Since 2018; Chairman Since 2018; President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 — present)	1	None

Miller Opportunity Trust 2019 Annual Report

Additional information (unaudited) (cont'd)
Information about Trustees and Officers

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC, (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 — present)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 — present); Associate, Legal & Compliance, PIMCO (2012 — 2018)

(1)  Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

(2)  The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, "public companies") or other investment companies registered under the 1940 Act.

(4)  The Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").

(5)  Mr. Kashmerick is an "interested person" of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund's distributor.

The Fund's Statement of Additional Information ("SAI") includes information about the Fund's Trustees and is available without charge, upon request, by calling (888) 593-5110.

Miller Opportunity Trust 2019 Annual Report

Privacy notice

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Miller Opportunity Trust 2019 Annual Report

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Investment Adviser

Miller Value Partners, LLC
One South Street
Suite 2550
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
777 East Wisconsin Avenue
MK-WI-T6
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal Counsel

Morgan, Lewis & Bockius, LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Miller Value Funds

888.593.5110
millervaluefunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John Chrystal, Albert J. DiUlio and Harry E. Resis are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Miller Opportunity Trust

	BBD, LLP	BBD, LLP
	FYE 12/31/2019	FYE 12/31/2018
Audit Fees	$17,500	$17,500
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,100
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Miller Opportunity Trust

	BBD, LLP	BBD, LLP
	FYE 12/31/2019	FYE 12/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Miller Opportunity Trust

	BBD, LLP	BBD, LLP
Non-Audit Related Fees	FYE 12/31/2019	FYE 12/31/2018
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	3-5-2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	3-5-2020

By	/s/ Russell B. Simon
Russell B. Simon, Treasurer

Date	3-5-2020